UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2015

(Exact name of registrant as specified in charter)

Wyoming	000-08447	83-0219465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Campus View Blvd., Ste. 200, Columbus, Ohio	43235
Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code:   (614) 985-3648

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms “the Company,” “Omega,” “we,” “us” and “our” refer to Omega Commercial Finance Corp. and its subsidiaries.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)

Engagement of D. Brooks & Associates CPA’s, P.A.

(i)

Effective September 4, 2015, Omega engaged D. Brooks & Associates CPA’s, P.A. (“DBA”) as our independent public registered accounting firm. The engagement of DBA was approved by the Company’s board of directors on September 4, 2015.

(ii)

In connection with the Company’s engagement of DBA as our independent registered public accounting firm, we have not consulted DBA on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or to the type of audit opinion which might be rendered on the Company’s financial statements.  Moreover, during the years ended December 31, 2014 and December 31, 2013 and the subsequent period through the date of engagement, we did not consult DBA regarding any of the matters outlined in Item 304(a)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA COMMERCIAL FINANCE CORP.

Dated: September 8, 2015	By:	/s/ Todd C. Buxton
Todd C. Buxton, Chief Executive Officer